SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 1995



Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                     0-752                  23-1128670
(State or other         (Commission File         (IRS Employer
jurisdiction of              Number)             Identification
No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                                  19102
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (215) 545-2500


Item 5.    Other Events.

   On June 6, 1995 Westmoreland held its Annual Shareholders' Meeting in Philadelphia, Pa. A speech was given by Westmoreland's President and Chief Executive Officer, Christopher K. Seglem at that meeting. A copy of the speech was mailed to Shareholders on June 14, 1995.

Item 7.    Exhibits.

1. Cover letter to Shareholders.

2. The above mentioned Speech.






EXHIBIT INDEX


                                                        Sequentially
Exhibit    Description of Exhibit                         Numbered
Number                                                      Page
  1        Cover letter to Shareholders dated   .             4
           June 14, 1995

  2.       Speech given by Christopher K. Seglem at           5
           Westmoreland's Annual Shareholders' Meeting on June 6, 1995











SIGNATURE





	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


		  WESTMORELAND COAL COMPANY




Date:  June 14, 1995		By:
                     			   Theodore E. Worcester
		                         Senior Vice President and
		                         General Counsel